Exhibit 10(n)


AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE - NET

(DO NOT USE THIS FORM FOR MULTI-TENANT BUILDINGS)

1. Basic Provisions ("Basic Provisions")
	1.1 Parties: Lease ("Lease"), dated for reference purposes only, April 6, 2000, is made by and between Slater Properties, LLC ("Lessor") and LifePoint Inc. ("Lessee") (Collectively the "Parties," or individually a "Party")

	1.2 Premises: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, and commonly known as 1205 Dupont Street, Ontario, located in the County of San Bernardino, State of California, and generally described as (describe briefly the nature of the property and, if applicable, the "Project", if the property is located within a Project) an approximate 31,382 square foot freestanding building ("Premises"). (See also Paragraph 2)

	1.3 Term: Five (5) years and Three (3) months ("Original Term") Commencing May 1, 2000 ("Commencement Date) and ending July 31, 2005 ("Expiration Date"). (See also Paragraph 3.2 and 3)

	1.4 Early Possession: Upon full execution of leases ("Early Possession Date"). (See also Paragraph 3.2 and 3.3)

	1.5 Base Rent: $18,829.20 per month ("Base Rent"), payable on the First day of each month commencing May 2000. (See also Paragraph 4)
If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

	1.6 Base Rent Paid Upon Execution: $18,829.20 as Base Rent for the period of May 2000.

	1.7     Security Deposit: $20,000   ("Security Deposit").  (See also
Paragraph 5)

	1.8 Agreed Use: Sales, manufacturing and distribution of biomedical fluid testing equipment. (See also paragraph 6)

	1.9 Insuring Party: Lessor is the "Insuring Party" unless otherwise stated herein. (See also Paragraph 8)

	1.10    Real Estate Brokers:  (See also Paragraph 15)

	(a) Representation: The following real estate brokers (collectively, the "Brokers") and brokerage relationships exist n this transaction (check applicable boxes):
	___________________represents Lessor exclusively ("Lessor's Broker");
	___________________represents Lessee exclusively ("Lessee's Broker");
	 or
	The Seeley Company represents both Lessor and Lessee ("Dual Agency").

	(b) Payment to Brokers: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Broker the fee agreed to in their separate written agreement (or if there is no such agreement, the sum of _____________ % of the total Base Rent for the brokerage services rendered by said Broker).

	1.11 Grantor. The obligations of the Lessee under this Lease are to be guaranteed by__________________("Grantor"). (See also paragraph 37)

	1.12 Addenda and Exhibits. Attached hereto is an Addendum or Addenda consisting of Paragraphs 50 through 55 and Exhibits _____________, all of which constitute a part of this Lease.

2. Premises.

	2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases form Lessor, the Premises, for the term, at the rental, and upon all of the terms, convenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating rental, is an approximation which the Parties agree is reasonable and the rental based thereon is not subject to revision whether or not the actual size is more or less.

	2.2 Condition. Lessor shall deliver the Premises to Lessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs ("Start Date"), and, so long as the required service contracts described in Paragraph 7.1(b) below are obtained by Lessee within thirty (30) days following the Start Date, warrants that the existing electrical, plumbing, fire sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC"), loading doors, if any, and all other such elements in the Premises, other than those constructed by Lessee, shall be in good operating condition on said date and that the structural elements of the roof, bearing walls and foundation of any building on the Premises (The "Building") shall be free of material defects. If a non-compliance with said warranty exists as of the Start Date, Lessor shall, as Lessor's sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If, after the Start Date, Lessee does not give Lessor written notice of any non-compliance with this warranty within: (I) two (2) years as to the roof and the structural portions of the roof, foundations and bearing walls, (ii) two (2) years as to the HVAC systems, (iii) two (2) years as to the remaining systems and other elements of the Building, correction of such non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

	2.3 Compliance.   Lessor warrants that the improvements on the Premises
(Building, Building Systems and Structure) comply with all applicable laws, covenants or restrictions of record, building codes include the Americans
With Disabilities Act, 42 U.S.C. SS12181-12189, regulations and ordinances ("Applicable Requirements") in effect on the Start Date. Said warranty does not apply to the use to which Lessee will put the Premise or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. NOTE: Lessee is responsible for determining whether or not the zoning is appropriate for Lessee's intended use, and acknowledges that past uses or the Premises may not longer be allowed. If the Premises do not comply with said warranty, Lessor shall, promptly after receipt to written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If the Applicable Requirements are hereafter changed (as opposed to being in existence at the Start Date, which is addressed in Paragraph 6.2(e) below) so as to require during the term of this Lease the construction of an addition to or an alteration to the Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Building ("Capital Expenditure"), Lessor and Lessee shall allocate the cost of such work as follows:

	(a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof, provided, however that if such Capital Expenditures is required during the last two (2) year of this Lease and the cost thereof and exceeds six (6) months' Base Rent, Lessee may instead terminate this Lease unless Lessor notifies Lessee, in writing, within ten (10) days after receipt to Lessee's termination notice that Lessor has elected to pay the difference between the actual cost thereof and the amount equal to six (6) months' Base Rent. If Lessee elects termination, Lessee shall immediately cease the use of the Premises which requires such Capital Expenditure and deliver to Lessor written notice specifying a termination date at least ninety
	(90) days thereafter. Such termination date shall, however, in no event be earlier than the last day that Lessee could legally utilize the Premises without commencing such Capital Expenditure.

	(b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor and Lessee shall allocate the obligation to pay for such costs pursuant to the provision of Paragraph 7.1(c)

	(c) Notwithstanding the above, the provisions concerning Capital Expenditures are intended to apply only to new Applicable Requirements that become applicable to the Building following the Start Date. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in the event, Lessee shall be fully responsible for the cost thereof, and Lessee shall not have any right to terminate this Lease.

	2.4 Acknowledgements. Lessee acknowledge that: (a) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements), and their suitability for Lessee's intended us;
(b) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises; and (c) neither Lessor, Lessor's agents, nor any Broker has made any oral or written representations or warrants with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges the: (a) Broker has made no representations, promises or warranties concerning Lessee's ability to honor the Lease or suitability to occupy the Premises; and (b) it is Lessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

3.      Term

	3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

	3.2 Early Possession. If Lessee totally or partially occupies the Premises prior to the Commencement date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease, (including, but not limited to, the obligation to pay Real Property Taxes and insurance premiums and to maintain the Premises) shall, however, be in effect during such period. Any such early possession shall not affect the Expiration Date.

	3.3 Delay in Possession. Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession as agreed, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of his Lease. Lessee shall not, however, be obligated to pay Rent or perform its other obligations to pay Rent or perform its other obligation until it receives possession of the Premises. If possession is not delivered within sixty (60) days after the Commencement Date, Lessee may, at its option, by notice in writing within ten (10) days after the end of such sixty (60) day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said ten (10) day period. Lessee's right to cancel shall terminate. Except as otherwise provided, if possession is not tendered to Lessee by the Start Date and Lessee does not terminate this Lease, as aforesaid, any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession of the Premises is not delivered within four (4) months after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.

	3.4 Lessee Compliance. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor's election to withhold possession pending receipt of such evidence of insurance.

4. Rent.

	4.1 Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease (except for the Security Deposit) are deemed to be rent ("Rent")

	4.2 Payment. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease), on or before the day on which it is due. Rent for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. If Lessee fails to pay Rent, or otherwise Defaults under this Lease, Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may ;suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten
(10) days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease.
If the Base Rent increase during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor so that the total amount to the Security Deposit shall at all time bear the same proportion to the increased Baser rent as the initial Security Deposit bore to the initial Base Rent. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor's reasonable judgement, to account for any increased wear and tear that the Premises may suffer as a result thereof.
If a change in control of Lessee occurs during this Lease and following such change the financial condition of Lessee is, in Lessor's reasonable judgement, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on said change in financial condition. Lessor shall not be required to keep the Security Deposit separate from its general
accounts.   Within fourteen (14) days after the expiration or termination of this Lease, If Lessor elects to apply the Security Deposit separate from its general accounts. Within fourteen (14) days after the Premises have been vacated pursuant to Paragraph 7.4(c) below, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease. If Landlord assigns or transfers its interest in the Premises or Building, Landlord shall assign the entire Security Deposit to such transferee.

6. Use.

	6.1 Use. Lessee shall use and occupy the Premises only for the Agreed Use, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful. Creates damage, waste or a nuisance, or that disturbs owners and /or occupants of, or causes damage to neighboring properties.

	Paragraph 6.2 - Hazardous Substances.

	6.2.1 Definition of Hazardous Substances. "Hazardous Substances" shall mean any material or substance which is currently defined as "hazardous waste" or "hazardous substance", "pollutant" or "contaminant" under any Applicable Requirement or any amendment thereto, including, without limitation any and all federal, state, municipal, and local laws, statutes, ordinances, rules and regulation which specifically apply to the Project and which are in effect as of the date hereof, pertaining to the use, generation, storage, release, treatment, or removal of any Hazardous Substance, including, without limitation , the Comprehensive Environmental Response Compensation Liability Act of 1980, 42 U.S.C. Section 6901, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Clean Water Act, 33 U.S.C. Sections 1251, et seq., and California Health and Safety Code Sections 25100, et seq. (collectively, "Laws")

	6.2.2   Lessee's Obligations.

		(a) Lessee hereby agrees that it will remediate both during and following the Term, to the satisfaction of the applicable governmental and regulatory agencies and , to the extent the same are not inconsistent therewith, on a basis consistent with applicable Laws, any release into the environment of Hazardous Substance which is required to be remediated under applicable Laws, to the extent such release results or resulted from the us of ( or activities on) the Premises by Lessee, Lessee's invitees or any Lessee Party (defined below). In those instances where Lessee, Lessee's invitees or any Lessee Party has a duty to remediate pursuant to the immediately preceding sentence, Lessee shall commence the process necessary for such remediation with reasonable promptness following the receipt to written notice from Lessor or any applicable governmental or regulatory agency of the governmental requirement for such remediation, and thereafter shall pursue such remediation to completion with reasonable promptness. Lessee hereby agrees that any such remediation required under this Paragraph 6.2.2 shall be conducted in a manner consistent with the standard of remediation applied to similar contaminations with respect to comparable commercial projects in California.
	Notwithstanding any provision of this Paragraph 6.2.2 tot he contrary, except as specifically provided in Paragraph 6.2.6 below, (I) Lessee shall not be responsible for any current, pre-existing or future contamination of the Premises, the Building or the Project by Hazardous Substances to the extent such contamination did not result from the us of (or activities on) the Premises by Lessee, Lessee's invitee(s) or any Lessee Party, and (ii) Lessee shall have no obligation to pay to or to reimburse Lessor for (or otherwise bear) any expense, cost or liability with respect to such contamination to the extent the same did not result from the use of (or activities on) the Premises by Lessee or any Lessee Party.

	(b) With reasonable promptness following acquisition of actual knowledge of any material release of Hazardous Substance in, on, at, under, above or about the Premise, the Building or Project which Lessee is required to remediate pursuant to this Paragraph 6.2.2, Lessee shall notify Lessor of the existence of such release; provided, however, that Lessee shall not be deemed to have actual knowledge of any such release unless and until the operations manager of Lessee shall become actually aware of the existence of such release.

	(c) In any case where Lessee is required or requested by Lessor or any other party to remediate (or bear the cost of remediating) any Hazardous Substance in, on, at, under, above or about the Premises, the Building or Project (I) Lessee shall be permitted, subject to reasonable participation by Lessor, to supervise investigation of the extent of the release of Hazardous Substance in question, (ii) Lessee shall be permitted, subject to the reasonable approval of Lessor, to structure and negotiate the remediation plan to be submitted to and approved by the governmental authorities having jurisdiction, and
	(iii) Lessee shall be permitted, subject to reasonable participation by lessor, to supervise the actual remediation. In connection with foregoing, Lessee shall be provided, free of charge, with reasonable access to all portions of the Premises possibly relevant to the foregoing activities, including, without limitation, reasonable access beyond the Term of this Lease, as necessary.

	(d) Lessee shall conduct all of its operations within the Premises relating to the use, transportation, storage and/or disposal of Hazardous Substance (if any) in accordance with Laws applicable thereto.

	6.2.3 Special Lessee Rights. Notwithstanding any provision of this Lease to the contrary, in the event any Hazardous Substance contamination occurs or has occurred in, on, at, under, above or about the Premises, the Building or the Project other than by reason of the use by (or activities on) the Premises by Lessee, Lessee's invitees or any Lessee Party, (a) Lessee shall have no responsibility or liability whatsoever to Lessor with respect to the existence or remediation of such contamination, existence or remediation of such contamination, except as specifically provided in Paragraph 6.2.6 below (b) to the extent that such contamination precludes Lessee's us and enjoyment of any material portion of the Premises or operation of Lessee's business thereon, Lessee's obligations to pay Base Rent and other charges payable hereunder shall abate (on a basis proportionate to the scope and degree of such interference) for the duration of such interference, and
(c) if such contamination does preclude Lessee's use and enjoyment of a substantial portion of the Premises or the operation of Lessee's business at the Premises and has continued for a period in excess of six (6) months (or under the circumstances is likely to continue for such period), Lessee shall have the right to terminate this Lease at any time prior to the cessation of such interference by delivery of thirty (30) days prior written notice to Lessor. Lessor shall promptly notify Lessee (I) of any release of Hazardous Substances in, on, at, under, above or about the Premised, the Building or the Project an (ii) of any notice received by Lessor from any applicable regulatory agency, any tenant of the Premises or any owner or tenant of any adjacent property, regarding the existence or release or suspected existence or release of any Hazardous Substances in, on at under, above or about the Premises, the Building or the Project. In connection with any notice given by Lessor to Lessee pursuant to this Paragraph 6.2.3, Lessor shall grant to Lessee, with charge, full and complete access during normal business hours to all files, books and records of Lessor regarding, or otherwise relating to, the existence or release or suspected existence or release, and the use, storage, handling, manufacture, transport and remediation of Hazardous Substances in, on at, under, above or about the Premises, the Building or the Project.

	6.2.4   Lessor's Obligations.   Lessor hereby agrees that it will
remediate during the Term, to the satisfaction of the applicable governmental and regulatory agencies and, to the extent the same are not inconsistent with applicable Laws, any release into the environment (or contamination) of any Hazardous Substance which is required to be remediated under applicable Laws
(a) to the extent such release results or resulted from the acts or omissions of Lessor or any Lessor Party (defined below) or (b) if and to the extent such release or contamination exists as of the Commencement Date (or results from the existence of any storage tank, in, on, or under the Premises or the Project as of the Commencement Date). In those instances where Lessor or any Lessor Party has a duty to remediate pursuant to the immediately preceding sentence, Lessor shall commence the process necessary for such remediation with reasonable promptness following the receipt of written notice from Lessee or any applicable governmental or regulatory agency of the governmental requirement for such remediation, and thereafter shall pursue such remediation to completion with reasonable promptness. Lessor hereby Agrees that any such remediation required under this Paragraph 6.2.4 shall be conducted in a manner consistent with the standard of remediation applied to similar contamination with respect tot comparable commercial projects in California. Notwithstanding any provision of this Paragraph 6.2.4 to the contrary, Lessor shall not be responsible for any future contamination of the Premises, the Building or the Project by Hazardous Substances to the extent such contamination results from the use of (or activities on) the Premises by Lessee or any Lessee Party.

	6.2.5   Indemnification.

		(a) Subject to the provisions of this Paragraph 6.2, Lessee shall indemnify, defend and hold Lessor and Lessor's partners, directors, members, officers, employees and agents ("Lessor Parties") harmless from all liability, damage, loss, cost, expense, causes of action, suits, claims, or judgements, including reasonable attorneys' fees (collectively, "Claims, Damages and Expenses"), incurred by Lessor to the extent the same result from any release into the environment of any Hazardous Substance in, on, under or at the Premises as a direct result of any use of (or activities on) the Premises by Lessee or any Lessee Party; provided, however that:

			(i) Claims, Damages and Expenses shall not include any form of damage for lost profits, lost opportunities, delay or any form of consequential damage;

			(ii) the foregoing indemnity shall not apply if and to the extent the Claims, Damages and Expenses described above result from the acts or omissions of any third party other than Lessee or any Lessee Party.

		(b) Subject to the provisions of this Paragraph 6.2, Lessor shall indemnify, defend and hold Lessee and Lessee's partners, directors, members, officers, employees and agents ("Lessee Parties") harmless from all Claims, Damages and Expenses incurred by Lessee and Lessee parties resulting from any release (or contamination) into the environment of any Hazardous Substance (I) as a result of any act or omission of Lessor or any Lessor Party or (ii) existing as of the Commencement Date (or resulting form the existence of any storage tank in, on, or about the Premises or the Project as of the Commencement Date; provided, however that:

			(i) Claims, Damages and Expenses shall not include any form of damage for lost profits, lost opportunities, delay or any form of consequential damage; and

			(ii) the foregoing indemnity shall not apply if and to the extent the Claims, Damages and Expenses described above result from the use of (or activities on) the Premises by Lessee or any Lessee Party.

	6.2.6 Third Party Release. Notwithstanding any provision of this Lease to the contrary, in the event that during the Term of this Lease
(a) any release (or contamination) into the environment of any Hazardous Substance occurs as the result of acts or omissions of any third party other than (I) Lessee, Lessee's invitees or any Lessee Party and/or (ii) Lessor, Lessor's invitees or any Lessor Party (a "Third Party Release") and (b) Lessor shall be required to remediate such Third Party Release (or contamination) under applicable Laws, Lessee shall reimburse Lessor for an amount equal to fifty percent under applicable Laws, Lessee shall reimburse Lessor for an amount equal to fifty percent (50%) of the costs and expense incurred by Lessor in connection with such remediation; provided, however that Lessee shall only be required to reimburse Lessor in accordance with this Paragraph
6.2.6 to the extent such Third Party Release did not result from (A) the acts or omissions of Lessor or any Lessor Party, (B) to the extent such release or contamination exists as of the Commencement Date, the existence of any storage tank, in, on or under the Premises or Project as of the Commencement Date and/or (C) the migration of any Hazardous Substance in, on, or under the Premises and Project from any property adjacent to the Property.

	6.2.7 Survival. Notwithstanding any provisions to the contrary contained in this Lease, the provisions of this Paragraph 6.2 shall survive the expiration or earlier termination of this Lease."

	6.3 Inspection; Compliance. Upon 48 hours prior notice (except in the case of emergency) and with Tenant representative present, Lessor and Lessor's "Lender" (as defined in Paragraph 30 below) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable time, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a contamination is found to exist or be Imminent, or the inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such Inspections, so long as such inspection is reasonably related to the violation or contamination.

7.      Lessee's Obligations.  (check addendum)
		(a) In General. Subject to the provision of Paragraph 2.2 (Condition), 2.3 (Compliance), 6.3 (Lessee's Compliance with Applicable Requirements) (check addendum), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Contamination), Lessee shall, at Lessee's sole expense, keep the Premises, Utility Installations, and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of reaping the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to , all equipment or facility, such as plumbing, heating, ventilating, air-conditioning, electrical, lighting facilities, boilers, pressure vessels, fire protection system, fixtures, walls (interior ), ceilings, floors, windows, doors, plate glass, skylights, signs, located in, on, or adjacent to the Premises. Lessee, in keeping the Premises in good order, condition and repair, shall exercise an perform good maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below.
		Subject to section 7.1(e), Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.
		Lessee shall, during the term of this Lease, keep the exterior appearance of the building in a first-class condition consistent with the exterior appearance or other similar facilities of comparable age and size in the vicinity.


		(b) Service Contracts. Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on he Premises: (i) HVAC equipment, (ii) boiler, and pressure vessels, (iii) fire extinguishing systems, including fire alarm and/or smoke detection.(Iv) roof covering and drains, (v) driveways and parking lots, (vi) clarifiers,
		(vii) basic utility feed to the perimeter of the Building.

		(c) Replacement. Subject to Lessee's indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee's failure to exercise and perform good maintenance practices, if the Basic Elements described in Paragraph 7.1(b) cannot be repair other than at a cost which is in excess of 50% of the cost of replacing such Basic Elements, then such Basic Elements shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is he number of months of the useful life of such replacement as such useful life is specified pursuant to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then commercially reasonable in the judgement of Lessor's accountants), with Lessee reserving the right to prepay its obligation at any time.

	7.2     Lessor's Obligations.  Subject to the provisions of Paragraph
2.2 (Condition), 2.3 (Compliance), 9 (Damage or Destruction) and 14 (Condemnation), it is intended by the Parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obligation are intended to be that of the Lessee. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to maintenance and repair of the Premises, and they expressly wave the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

	7.3 Utility Installations; Trade Fixtures; Alterations.

		(a) Definitions; Consent Required. The term "Utility Installations" refers to all floor and window coverings, air lines, power panels, electrical distribution, security and fire protection systems, communication systems, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "Lessee Owned Alterations and/or Utility
		Installations: are defined as Alterations and/or Utility Installation made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent which consent shall not be (see lease) withheld or delayed. Lessee may, however non-structural/Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cumulative cost thereof during this Lease as extended does not exceed $50,000 in the aggregate or $10,000 in any year.

		(b) Consent. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be granted or withheld within 20 days following request deemed conditioned upon Lessee's:
		(i) acquiring all applicable governmental permits,
		(ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in the prompt and expeditious manner. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as built plans and specifications. For work which cost an amount equal to the greater of one month's Base Rent, or $10,000, Lessor may Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to the estimated cost of such Alteration or Utility Installation.

		(c) Indemnification. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less the ten (10) days notice prior to the commencement of any work, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then the Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgement that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to one and one-half times the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's attorneys' fees and costs.

	7.4 Ownership; Removal; Surrender; and Restoration.

		(a) Ownership. Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessees shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per Paragraph 7.4(b) hereof, all Lessee Owned Alteration and Utility Installations shall, at the expiration of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

		(b) Removal. By delivery to Lessee of written notice from Lessor not earlier than ninety (90) days and not later than thirty (30) days prior to the and the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent. Lessor shall inform Lessee at time of consent whether Lessor shall require removal upon expiration of Lease.

		(c) Surrender/Restoration. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear and damage due to or caused by the negligence of Lessor excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee Owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or groundwater contaminated by Lessee. Trade fixtures shall remain the property of Lessee and shall be removed by Lessee. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8.      Insurance; Indemnity.

	8.1 Payment For Insurance. Lessee shall pay for all insurance required under Paragraph 8 except to the extent of the cost attribute to liability Insurance carried by Lessor under Paragraph 8.2(b) in excess of $2,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lessee term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt of an invoice.

	8.2     Liability Insurance.

		(a) Carried by Lessee. Lease shall obtain and keep in force a Commercial General Liability Policy of Insurance protecting Lessee and Lessor against claims for bodily injury, personal injury and property damage based upon or (see lease) out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $2,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises Endorsement" and contain the "Amendment of the Pollution Exclusion Endorsement" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's Indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

		(b) Carried by Lessor. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessor shall not be named as an additional insured therein.

	8.3 Property Insurance - Building, Improvements and Rental Value.

		(a)  Building and Improvements.   The insuring Party shall
		obtain and keep in force a policy or policies in the name of Lessor, with loss payable to Lessor, any ground Lessor, and to any Lender(s) insuring loss or damage to the Premises.
		The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lenders, but in no event more than the commercially reasonable and available insurable value thereof. If Lessor is the insuring party, however, Lessee Owned Alterations and Utility installations, Trade Fixtures, and Lessee's personal property shall be insured by Lessee under Paragraph8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and /or earthquake), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result to covered loss. Said policy shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $5,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an insured Loss.

		(b) Rental Value. The insuring Party shall obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one (1) year. Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full ear's loss of Rent from the date of any such loss. Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount to coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

		(c) Adjacent Premises. If the Premises are part of a larger building, or of a group of building owned by Lessor which are adjacent to the Premises, the Lessee shall pay for any increase in the Premiums for the property insurance of such buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

	8.4 Lessee's Property/Business Interruption Insurance.

		(a) Property Damage. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with the deductible of not to exceed $1,000 per occurrence. The proceeds form any such insurance shall not be Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall proved Lessor with written evidence that such insurance is in force.

		(b) Business Interruption.   Lessee shall obtain and maintain
		loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attribute to all perils commonly insured against by prudent lessees in he business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

		(c) No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligation under the Lease.

	8.5 Insurance Policies. Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V. as set forth in the most current issue of "Best's Insurance Guide", or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one-year, or the length of the remaining term of this Lease, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, which ever is less. If either Party fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

	8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount to insurance carried or required, or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

	8.7 Indemnity. Except for Lessor's gross negligence or willful misconduct, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground Lessor, partners and Lenders, from and against any and all claims, and/or damages, liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving or in connection with, the use and/or occupancy of the Premises by Lessees. If any action or proceeding is brought against Lessor by reason of any of the foregoing matter, Lessee shall upon notice defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

	8.8 Exemption of Lessor from Liability. Except for Lessor or Lessors agents, gross negligence or (see lease). Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results form fire, stream, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or form any other cause, whether the said injury or damage results form conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or form other sources or places. Notwithstanding either party's negligence or broach of this Lease. Neither party shall be liable for injury to such other party's business or for any loss of income or profit therefrom.

9. Damage or Destruction.

	9.1 Definitions

		(a) Premises Partial Damage" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

		(b) "Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installation and Trade Fixtures, which cannot reasonably be repaired in six (6) months or less from the date of the damage or destruction. Lessor shall notify Lessee in writing within thirty (30) days from the date of the damage or destruction as to whether or no the damage is Partial or Total.

		(c) "Insured Loss" Shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

		(d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

		(e) "Hazardous Substance Condition" shall mean the occurrence of discovery of a condition involving the presence of, or a contamination by a hazardous Substance as defined in Paragraph 6.2(a)m in, on, or under the Premises.

	9.2 Partial Damage - Insured Loss. If a Premises Partial Damage that is an insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either party.

	9.3 Partial Damage - Uninsured Loss. If a Premises Partial Damage that is not an insured Loss occurs, unless caused by a negligent or willful act of Lessee (In which event Lessee shall make the repairs at Lessee's expense). Lessor may either: (1) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the replacement cost is greater then $500,000.00, terminate this Lease by giving written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective sixty (60) days following he date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within ten (10) days after receipt of the termination notice date of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within thirty (30) days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice

	9.4 Total Destruction. Notwithstanding any other provisions hereof, if a Premises Total Destruction occurs, this Lease shall terminate thirty (30) days following such Destruction. Subject to the rights and liabilities of the parties which would otherwise survive termination.

	9.5 Damage Near End of Term. If at any time during the last six (6) months of this Lease there is damage for which the cost to repair exceeds two
(2) months Base Rent, whether or not an insured Loss, either party may terminate the Lease effective sixty (60) days following the date of occurrence of such damage by giving a written termination notice to the other party within thirty (30) days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee a that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and (b) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of
(I) the date which is ten days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (II) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall continue in full force and effect. If Lessee falls to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice an Lessee's option shall be extinguished.

	9.6 Adjustment of Rent; Lessee's Remedies

		(a) Abatement. In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance
		Condition for which Lessee is not responsible under this Lease, the Rent Payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired from the date such damage occurred until the date the date the Premises is fully restored. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

		(b) Remedies. If Lessor shall be obligated to repair or restore the Premises and does not commence. In a substantial and meaningful way, such repair or restoration within sixty
		(60) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair for restoration, give written notice to Lessor an to any Lenders of which Lessee has actual notice, of Lessee's election to terminate the Lease on a date not less then (thirty (30) days following the giving of such notice. If Lessee gives such notice an such repair or restoration is not commenced within thirty (30) days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within said thirty (30) days, this Lease shall continue in full force and effect. "Commence" shall mean either the unconditional authorization of the preparation of the required plans or the beginning of the actual work on the Premises, whichever first occurs.

	9.7 Termination - Advance Payments. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.

	9.8 Waive Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future stature to the extent inconsistent herewith.

10. Real Property Taxes.

	10.1 Definition of "Real Property Taxes." As used herein, the term "Real Property Taxes" shall include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes): improvement bond: and/or License fee imposed upon or levied against any legal or equitable interest of Lessor in the Premises. Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Building address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Premises are located. The term "Real Property Taxes" shall also include any tax, fee, levy assessment or charge, or any increase therein, imposed by reason of events occurring during the term of the Lease, including but not limited to, a change in the ownership of the Premises. Notwithstanding any provision of this Lease to the contrary, the term "Real Property Taxes" shall not include (see lease) on and such incurred by Lessor.

	10.2 (a) Payment of Taxes. Lessee shall pay the Real Property Taxes applicable to the Premises during the term of this Lease and upon reasonable advance notice form Lessor. Subject to Paragraph 10.2(b), all such payments shall be made at least ten (10) days prior to any delinquency date. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes shall cover any period of time prior to or after the expiration or termination of his Lease, Lessee's share of such taxes shall be prorated to cover only that portion of the tax bill applicable to the period that this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment. If Lessee shall fail to pay any required Real Property Taxes, Lessor shall have the right to pay the same, and Lessee shall reimburse
Lessor therefor upon demand. (c) Advance Payment. In the event Lessee incurs a late charge on any Rent payment, Lessor may, at Lessor's option, estimate the current Real Property Taxes, and require that such taxes be paid in advance to Lessor by Lessee, either; (I) In lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (II) monthly in advance with the payment of the Base
Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be an amount equal tot he amount to the estimated installment to taxes divided by the number of months remaining before the month in which said installment becomes delinquent. When the actual amount o the applicable tax bill is known, the amount of such equal monthly advance payments shall be adjusted as required to proved the funds needed to pay the applicable taxes.
If the amount collected by Lessor is insufficient tot pay such Real Property Taxes when due. Lessee shall pay Lessor, upon demand, such additional sums as are necessary to pay such obligations. All monies paid to Lessor under this Paragraph may be intermingled with other monies of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of its obligations under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may, at the option of the Lessor, be treated as an additional Security Deposit.

	10.3 Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be conclusively determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available.

	10.4 Personal Property Taxes. Lessee shall pay, prior to delinquency, all taxes assessed against and levied upon Lessee Owned Alterations, Utility Installation, Trade Fixtures, furnishings, equipment and all personal property of Leases. When possible, Lessee shall cause such property to be assessed and billed separately form the real property of Lessor. If any of Lessee said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten (10) days after receipt of a written statement.

11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered.

12. Assignment and Subletting.

	12.1 Lessor's Consent Required.

		(a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively. "assign or assignment") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's Prior written consent which consent shall not be unreasonably withheld, conditioned or delayed.

		(b) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net worth of Lease by an amount equal to or amount that is less than all sums due Lessor (payable by Lessee) under this Lease for the two (2) year period of the term immediately following the transaction or transactions, shall be considered an assignment of this Lease to which Lessor may withhold its consent. "Net Worth of Lessee" shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.

		(c) An assignment or subletting without consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c) or, if Lessee shall not cure such default following 30 days advance written notice form Lessor, a breach. If Lessor elects to treat such unapproved assignment or subletting as a Breach (following the 30-day notice and (see lease) Lessor may either, (I) terminate this Lease, Or (ii) upon thirty (30) days written notice, increase the monthly Base Rent to one hundred ten percent (110%) of the Base Rent then in effect.

		(d) Lessee's remedy for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

	12.2 Terms and Conditions Applicable and Subletting.

		(a) Regardless of Lessor's consent, any assignment or subletting shall not: (I) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease; (ii) release Lessee of any obligations hereunder; or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

		(b) Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Default or Breach.

		(c) Lessor's consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

		(d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor.

		(e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee for Lessor's review and processing of such request, not to exceed $1,500.00. Lessor agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested.

		(e) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed to have assumed and agreed to conform and comply with each and ever term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment of sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to in writing.

	12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

		(a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee's obligations, Lessee may collect said Rent. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection or Rent, be deemed liable to the sublease for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

		(b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

		(c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor which consent shall not be unreasonably withheld.

		(d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's Prior written consent.

		(f) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right to reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13. Default; Breach; Remedies.

	13.1 Default; Breach. A. "Default) is defined as a failure by the Lessee to comply with or perform any of the terms, covenants, conditions or rules under this Lease. A "Breach" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

		(a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

		(b) The failure to Lessee to make any payment of Rent or any Security Deposit required to be make by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life of property, where such failure continues for a period of five (5) business days following written notice to Lessee (or, in the case of an endangerment or threat to life or property, 3 business days).

		(c) The failure by Lessee to proved (I) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contract, (iii) the rescission of an unauthorized or subletting, (iv) a Estoppel Certification, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 42 (easements), or (viii) any other documentation of information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice to Lessee.

		(d) A Default by Lessee as to the terms, covenants, conditions or provision of this Lease, or of the rules adopted under Paragraph 40 hereof, other than those described in subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

		(e)  The occurrence of any of the following event: (I) the
		making of any general arrangement or assignment for the
		benefit of creditors; (ii) becoming a "debtor" as defined in
		11 U.S.C. section  101 or any successor statute thereto (unless, in
		the case of petition filed against Lessee, the same is
		dismissed within sixty (60) days); (iii) the appointment of a
		trustee or receiver to take possession of substantially all of
		Lessee's assets located at the Premises or of Lessee's
		interest in this Lease, where possession is not restored to
		Lessee within thirty (30) days; or (iv) the attachment,
		execution or other judicial seizure of substantially all of
		Lessee's assets located at the Premises or of Lessee's
		interest in this Lease, where such seizure is not discharged
		within thirty (30) days; provided, however, in the event that
		any provision of this subparagraph 13.1 is contrary to any
		applicable law, such provision shall be of no force or effect,
		and not effect the validity of the remaining provisions.

		(f) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

		(g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor; (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty; (iii) a Guarantor's becoming insolvent or the subject of bankruptcy filing; (iv) a Guarantor's refusal to honor the guaranty; or (v) a Guarantor's breach of its guaranty obligation on an anticipatory basis , and Lessee's failure, within sixty (60) days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed a the time of execution of this Lease.

	13.2 Remedies. If either party fails to perform any of its affirmative duties or obligations, within fifteen (15) days after written notice (or in case of an emergency, without notice), either party may, at its option, perform such duty or obligation on such other party's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The cost and expenses of any such performance by such party shall be due and payable by the other party upon receipt of invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made by Lessee to be by cashier's check. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such
Breach:

		(a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee; (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of he term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees , and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District with in which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein or Lessor may reserve the right to recover all or any part thereof in separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice o pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by Paragraph 13.1. In such case, the applicable grace period required by Paragraph
		13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both and unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said stature.

		(b) Continue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor's interest, shall not constitute a termination of the Lessee's right to possession.

		(c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provision of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

	13.3 Inducement Recapture. Any agreement for free or abated rent or other charges, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon Breach of this Lease by Lessee, any such inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such and inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of Rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

	13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, if any Rent shall not be received by Lessor within five (5) business days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a one-time late charge equal to five percent (5%) of each such overdue amount. The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

	13.5 Interest. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within ten (10) days following, when due as to scheduled payments (such as Base Rent) or within thirty (30) days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the thirty-first (31st) day after it was due as to non-scheduled payments. The interest ("Interest") charged shall be equal to the prime rate reported in the Wall Street Journal as published closest prior to the date when due plus four percent (4%), but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

	13.6    Breach by Lessor.

		(a) Notice of Breach. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purpose of this Paragraph, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and any Lender whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days period and thereafter diligently pursued to completion.

		(b) Performance by Lessee on Behalf of Lessor. In the event that neither Lessor nor Lender cures said breach within thirty (30) days after receipt of said notice, or if having commenced said cure they do not diligently pursue it to completion, then Lessee may elect to cure said breach at Lessee's expense and offset from Rent an amount equal to the greater of one month's Base Rent or the Security Deposit, and to pay an excess of such expense under protest, reserving Lessee's right to reimbursement from Lessor. Lessee shall document the cost of said cure and supply said documentation to Lessor.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "Condemnation"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of any building portion of the Premises, or more then twenty-five percent (25%) of the land area portion of the Premises not occupied by any building, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing , this Lease shall remain in full force and effect as tot he portion of the Premises remaining, except that the Base Rent shall be reduces in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be he property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation for Lessee's relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15.     Brokers' Fee.

	15.3 Representations and Indemnities of Broker Relationships. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Broker, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, and/or attorneys' fees reasonably incurred with respect thereto.

16.     Estoppel Certificates.

		(a) Each Party (as "Responding Party" shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then more current "Estoppel Certificate" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

		(b) If the Responsible Party shall fail to execute or deliver the Estoppel Certificate within such ten day period, the Requesting Party may execute an Estoppel Certificate stating that: (i) the Lease is in full force and effect without modification except as may be represented by the Requesting by the Party, (ii) there are no uncured defaults in the Requesting Party performance, and (iii) if Lessor is the Requesting Party, not more than one month's Rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party's Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

		(c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements as may be reasonably requires by such lender or purchaser, including, but not limited to, Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for purposes herein set forth.

17. Definition of Lessor. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or this Lease, Lessor shall deliver as of (or Prior to) the date of such transfer to the transferee or assignee ( in cash or by credit) any unused Security Deposit held by Lessor. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor accruing following the date of such transfer. Subject to the foregoing, the obligations and/or convents in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. Notwithstanding the above, and subject to the provisions of Paragraph 20 below, the original Lessor under this Lease, and all subsequent holders of the Lessor's interest in this Lease shall remain liable and responsible with regard to the potential duties and liabilities of Lessor pertaining to Hazardous Substances as outlined in Paragraph 6 above.

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Days. Unless otherwise specifically indicated to the contrary, the work "days" as used in this Lease shall mean and refer to calendar days.

20. Limitation on Liability. Subject to the provisions of Paragraph 17 above, the obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, the individual partners of the Lessor or its or their individual partners, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other asset of Lessor, for the satisfaction of any liability of Lessor with respect tot his Lease, and shall not seek recourse against the individual partners of Lessor, or its or their individual partners, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

22. No Prior or Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and Attorney's fees), of any Broker with respect to negotiation, execution, delivery or performance by either Lessor or Lessee under this Lease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

23.     Notices.

	23.1 Notice Requirements. All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted in Paragraph 16 of the addendum shall be that Party's address for delivery or mailing of notices. Either Party may be written notice to the other specify a different address for notice, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

	23.2 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery show on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express
Mail or overnight courier that guarantee next day delivery shall be deemed given twenty-four 924) hours after delivery of the same to the Postal
Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt, provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday, or legal holiday, it shall be deemed received on the next business day.

24. Waivers. No waivers by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of , any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of monies or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees applicable thereto.

26. No Right To Holder. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased tot he on hundred fifty percent (150%) of the Base Rent applicable during the month immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions: Construction of Agreement. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

29. Binding Effect: Choice of Law. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30.     Subordination; Attornment; Non-Disturbance.

	30.1 Subordination. This Lease an any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively "Security Device"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modification, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in their Lease together referred to as "Lessor's Lender") shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

	30.2 Attornment. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that in the event of such foreclosure, such new owner shall not:
(I) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (ii) be subject to any offsets or defenses which Lessee might have against any prior lessor; or
(iii) be bound by repayment of more than one (1) month's rent.

	30.3 Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "Non-Disturbance Agreement") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record to the record owner of the Premises. Further, within sixty
(60) days after the execution of this Lease, Lessor shall use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said sixty (60) days, then Lessee may, Lessee's option, directly contact Lessor's lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

	30.4 Self-Executing. The agreements contained in the this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request form Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

31. Attorney's Fees. If any Party or Broker brings an action or proceeding involving the Premises to enforce the terms hereof or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgement. The term, "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgement, or the abandonment by the other Party or Broker of its claim nor defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Lessor shall be entitled to attorneys' fees, costs and expenses incurred in the preparation and service of notices of Default and consultations in connection therewith, whether or not legal action is subsequently commenced in connection with such Default or resulting Breach.

32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary. All such activities shall be without abatement of rent or liability to Lessee. Lessor may at any time place on the Premises any ordinary "For Sale" signs and Lessor may during the last six (6) months of the term hereof place on the Premises any ordinary "For Lease" signs. Lessee may at any time place on or about the Premises any ordinary "For Sublease" sign.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent no to be unreasonably withheld. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. Signs. Except for ordinary "For Sublease" signs, Lessee shall not place any sign upon the Premises without Lessor's prior written consent. All sign must comply with all Applicable Requirements.

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within ten (10) days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. Consents. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including, but not limited to, architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including, but not limited to, consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure of specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within ten (10) business days following such request.

37.     Guarantor.

	37.1 Execution. The Guarantors, if any, shall each execute a guaranty in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this Lease.

	37.2 Default. It shall constitute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor's behalf to obligate Guarantor, and in the case of a corporate Guarantor a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements,
(c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. Quiet Possession. Subject to payment by Lessee of the Rent and performance or all of the covenants, condition and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the premises during the term hereof.

39.     Options.

	39.1 Definition. "Option" shall mean: (a) the right to extend the term of or renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease wither the Premises or the other property of Lessor; (c) he right to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

	39.2 Options Personal To Original Lessee. Each Option granted to Lessee in this Lease is persona to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

	39.3    Multiple Options.   In the event that Lessee has any multiple
Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

	39.4    Effect of Default on Options.

		(a) Lessee shall have no right to exercise an option; (I) during the period commencing with the giving of any notice of Default and coninuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease (following expiration of any applicable notice an cure periods), or (iv) in the event that Lessee has been given three (3) or more notices of separate Default, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

		(b) The period of time within which an Option may be exercised shall not be extended or enlarge by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

		(c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the option, if, after such exercise and prior tot he commencement of the extended term, (I) Lessee fails to pay Rent for a period of thirty (30) days after such Rent becomes due (without any necessity of Lessor to give notice thereof), (ii) Lessor gives to Lessor gives to Lessee three (3) or more notices of separate Default during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. Multiple Buildings. If the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, and care of said properties, including the care and cleanliness of the grounds and including the parking , loading and unloading of vehicles, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and the Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. Reservations. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedication that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

44. Authority. If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each Party shall, within thirty (30) days after request, deliver to the other Party satisfactory evidence of such authority.

45. Conflict. Any conflict between the printed provisions of the Lease and the typewritten or handwritten provision shall be controlled by the typewritten provision.

46. Offer. Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee's obligation hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lese as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

48. Multiple Parties. If more than one person or entity is named herein as either Lessor or Lessee, such multiple Parties shall have joint and several responsibility to comply with the terms of this Lease.

49. Mediation and Arbitration of Disputes. An addendum requiring the Mediation and/or the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease -- is -- is not attached to this Lease.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH
TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR
AND LESSEE WITH RESPECT TO THE PREMISES.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.
2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT TO BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND
THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.

WARNING: IF THE PREMISES IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED.


The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at: Brea,                         Executed at: Rancho Cucamonga,
	     California                                 California
on: April 26, 2000                         on: April 26, 2000
By LESSOR:                                 By LESSEE:
Slate Enterprises, Inc.                    LifePoint, Inc.
A California limited liability company     a Delaware corporation
By:  /s/ Larry Bann                        By:  /s/ Linda H. Masterson
Name Printed:  Larry Bann                  Name Printed:  Linda H. Masterson
Title:  President                                       Title: President/CEO

Address:  2923 Saturn Street               Address:  10400 Trademark Street
	  Brea, CA 92821                        Rancho Cucamonga, CA 91730
Telephone: 714/985-0117                    Telephone: 909/446-8047
Facsimile:  714/985-9956                   Facsimile: 909/948-3591
Federal ID No.  33-0849834                 Federal ID No.  33-0539168

NOTE: These forms are often modified to meet the changing requirements of law
and industry needs.   Always write or call to make sure you are utilizing the
most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 So. Flower Street, Suite 600, Los Angeles, California 90017. (213) 687-8777. Fax No.
(213) 687-8616

OPTION(S) TO EXTEND
STANDARD LEASE ADDENDUM

Dated April 6, 2000

By and Between (Lessor) Slater Properties, LLC

		   (Lessee) LifePoint Inc.


		Address of Premises: 1205 Dupont Street, Ontario



Paragraph 55

A.      OPTION(S) TO EXTEND:
Lessor hereby grants to Lessee the option to extend the term of this Lease for 2 additional 24 month period(s) commencing when the prior term expires upon each and all terms and conditions:

	(i) In order to exercise an option to extend, Lessee must give written notice of such election to Lessor and Lessor must receive the same at lease 6 but not more than 9 months prior to the date that the option period would commence, time being of the essence. If proper notification of the exercise of an option is not given and/or received. Such option shall automatically expire. Options (if there are more than one) may only be exercised consecutively.

	(ii) The provisions of paragraph 39, including those relating to Lessee's Default set forth in paragraph 39.4 of this Lease, are conditions of this Option.

	(iii) Except for the provisions of this Lease granting an option or options to extend the term, all of the terms and conditions of this Lease except where specifically modified by this option shall apply.

	(iv) This Option is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and without the intention of thereafter assigning or subletting.

	(v) The monthly rent for each month of the option period shall be calculated as follows, using the method(s) indicated below:

	(Check Method(s) to be Used and Fill in Appropriately)

--  I.   Cost of Living Adjustment(s) (COLA)
      a. On (Fill in COLA Dates): --------- the Base Rent shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for (select one):

	-- CPI W (Urban Wage Earners and Clerical Workers) or
	-- CPI U (All Urban Consumers) for (Fill in Urban Area):

	All terms (1982 - 1984 = 100), herein referred to as "CPI".

	b. The monthly Rent payable in accordance with paragraph A.I.a. of this Addendum shall be calculated as follows: the Base Rent set for the in paragraph 1.5 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month two months prior to the month(s) specified in paragraph A.I.a. above during which the adjustment is to take effect, and the denominator of which shall be the CPI of the calendar month which is tow months prior to (select on):

	__the first month of the term of this Lease as set forth in paragraph
	1.3 ("Base Month") or __ (Fill in Other "Base Month"): The sum so calculated shall constitute the new monthly rent hereunder, but in no event, shall any such new monthly rent be less than the rent payable for the month immediately preceding the rent adjustment.

	c. In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation. In the event that the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitration shall be paid equally by the Parties.

II.     Market Rental Value Adjustment(s) (MRV)
	a. On (Fill in MRV Adjustment Date(s)) August 1, 2005 the Base Rent shall be adjusted to the "Market Rental Value" of the property as follows:

	1)Four months prior to each Market Rental Value Adjustment Date described above, the Parties shall attempt to agree upon what the new MRV will be on the adjustment date. If agreement cannot be reached, within thirty days, then:

	(a) Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to establish the new MRV within the next thirty days. Any associated costs will be split equally between the Parties, or

	(b) Both Lessor and Lessee shall each immediately make a reasonable determination of the MRV and submit such determination, in writing to arbitration in accordance with the following provisions:

		(i) Within fifteen days thereafter, Lessor and Lessee shall each select an appraiser or broker ("Consultant" - check one) of their choice to act as an arbitrators so appointed shall immediately select a third mutually acceptable Consultant to act as a third arbitrator.

		(ii) The three arbitrators shall within thirty days of the appointment of the third arbitrator reach a decision as to what the actual MRV for the Premises is, and whether Lessor's or Lessee's submitted MRV is the closest thereto. The decision of a majority of the arbitrators shall be binding on the Parties. The submitted MRV which is determined to be the closest to the actual MRV shall thereafter be used by the Parties.

		(iii) If either of the Parties to appoint an arbitrator with in the specified fifteen days, the arbitrator timely appointed by one of them shall reach a decision on his or her own, and said decision shall be binding on the Parties.

		(iv) The entire cost of such arbitration shall be paid by the party whose submitted MRV is not selected, ie. The one that is NOT the closest to the actual MRV.

	2) Notwithstanding the foregoing, the new MRV shall not be less than the rent payable for the month immediately preceding the rent adjustment.

	b.  Upon the establishment of each New Market Value:

	1) the new MRV will become the new "Base Rent" for the purpose of calculating any further Adjustments, and

	2) the first month of each Market Rental Value term shall become the new "Base Month" for the purpose of calculating any further Adjustments.

	3) the new MRV Rent shall be additionally increased two percent (2%) each year in the option period.

III.  Fixed Rental Adjustment(s) (FRA)

	The Base Rent shall be increased to the following amounts on the date set forth below:

	On (Fill in FRA Adjustment Date(s)):
	The New Base Rent Shall be:$

B. NOTICE.

Unless specified otherwise herein, notice of any rental adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease.

C. BROKER'S FEE:

The Brokers specified in paragraph 1.10 of the lease shall be paid a Brokerage Fee for each adjustment above in accordance with paragraph 15 of the Lease. Lessor shall be solely responsible for brokerage fee in the event of an exercise/option.

34. Signs. Except for ordinary "For Sublease" signs, Lessee shall not place any sign upon the Premises without Lessor's prior written consent. All sign must comply with all Applicable Requirements.

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within ten (10) days following any such event to elect to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. Consents. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including, but not limited to, architects', attorneys', engineers' and other consultants' fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including, but not limited to, consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent. The failure of specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and in reasonable detail within ten (10) business days following such request.

37.     Guarantor.

	37.1 Execution. The Guarantors, if any, shall each execute a guaranty in the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this Lease.

	37.2 Default. It shall constitute a Default of the Lessee if any Guarantor fails or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor's behalf to obligate Guarantor, and in the case of a corporate Guarantor a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements,
(c) a Tenancy Statement, or (d) written confirmation that the guaranty is still in effect.

38. Quiet Possession. Subject to payment by Lessee of the Rent and performance or all of the covenants, condition and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the premises during the term hereof.

39.     Options.

	39.1 Definition. "Option" shall mean: (a) the right to extend the term of or renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal or first offer to lease wither the Premises or the other property of Lessor; (c) he right to purchase or the right of first refusal to purchase the Premises or other property of Lessor.

	39.2 Options Personal To Original Lessee. Each Option granted to Lessee in this Lease is persona to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

	39.3    Multiple Options.   In the event that Lessee has any multiple
Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

	39.4    Effect of Default on Options.

		(a) Lessee shall have no right to exercise an option; (I) during the period commencing with the giving of any notice of Default and coninuing until said Default is cured, (ii) during the period of time any Rent is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease (following expiration of any applicable notice an cure periods), or (iv) in the event that Lessee has been given three (3) or more notices of separate Default, whether or not the Defaults are cured, during the twelve (12) month period immediately preceding the exercise of the Option.

		(b) The period of time within which an Option may be exercised shall not be extended or enlarge by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

		(c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the option, if, after such exercise and prior tot he commencement of the extended term, (I) Lessee fails to pay Rent for a period of thirty (30) days after such Rent becomes due (without any necessity of Lessor to give notice thereof), (ii) Lessor gives to Lessor gives to Lessee three (3) or more notices of separate Default during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. Multiple Buildings. If the Premises are a part of a group of buildings controlled by Lessor, Lessee agrees that it will observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, and care of said properties, including the care and cleanliness of the grounds and including the parking , loading and unloading of vehicles, and that Lessee will pay its fair share of common expenses incurred in connection therewith.

41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and the Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. Reservations. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedication that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay.

44. Authority. If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each Party shall, within thirty (30) days after request, deliver to the other Party satisfactory evidence of such authority.

45. Conflict. Any conflict between the printed provisions of the Lease and the typewritten or handwritten provision shall be controlled by the typewritten provision.

46. Offer. Preparation of this Lease by either Party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee's obligation hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lese as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

48. Multiple Parties. If more than one person or entity is named herein as either Lessor or Lessee, such multiple Parties shall have joint and several responsibility to comply with the terms of this Lease.

49. Mediation and Arbitration of Disputes. An addendum requiring the Mediation and/or the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease -- is -- is not attached to this Lease.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH
TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR
AND LESSEE WITH RESPECT TO THE PREMISES.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.
2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT TO BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND
THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.

WARNING: IF THE PREMISES IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED.


The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at: Brea,                         Executed at: Rancho Cucamonga,
	     California                                 California
on: April 26, 2000                         on: April 26, 2000
By LESSOR:                                 By LESSEE:
Slate Enterprises, Inc.                    LifePoint, Inc.
A California limited liability company     a Delaware corporation
By:  /s/ Larry Bann                        By:  /s/ Linda H. Masterson
Name Printed:  Larry Bann                  Name Printed:  Linda H. Masterson
Title:  President                                       Title: President/CEO

Address:  2923 Saturn Street               Address:  10400 Trademark Street
	  Brea, CA 92821                        Rancho Cucamonga, CA 91730
Telephone: 714/985-0117                    Telephone: 909/446-8047
Facsimile:  714/985-9956                   Facsimile: 909/948-3591
Federal ID No.  33-0849834                 Federal ID No.  33-0539168

NOTE: These forms are often modified to meet the changing requirements of law
and industry needs.   Always write or call to make sure you are utilizing the
most current form: AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 So. Flower Street, Suite 600, Los Angeles, California 90017. (213) 687-8777. Fax No.
(213) 687-8616

OPTION(S) TO EXTEND
STANDARD LEASE ADDENDUM

Dated April 6, 2000

By and Between (Lessor) Slater Properties, LLC

		   (Lessee) LifePoint Inc.


		Address of Premises: 1205 Dupont Street, Ontario



Paragraph 55

A.      OPTION(S) TO EXTEND:
Lessor hereby grants to Lessee the option to extend the term of this Lease for 2 additional 24 month period(s) commencing when the prior term expires upon each and all terms and conditions:

	(i) In order to exercise an option to extend, Lessee must give written notice of such election to Lessor and Lessor must receive the same at lease 6 but not more than 9 months prior to the date that the option period would commence, time being of the essence. If proper notification of the exercise of an option is not given and/or received. Such option shall automatically expire. Options (if there are more than one) may only be exercised consecutively.

	(ii) The provisions of paragraph 39, including those relating to Lessee's Default set forth in paragraph 39.4 of this Lease, are conditions of this Option.

	(iii) Except for the provisions of this Lease granting an option or options to extend the term, all of the terms and conditions of this Lease except where specifically modified by this option shall apply.

	(iv) This Option is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and without the intention of thereafter assigning or subletting.

	(v) The monthly rent for each month of the option period shall be calculated as follows, using the method(s) indicated below:

	(Check Method(s) to be Used and Fill in Appropriately)

--  I.   Cost of Living Adjustment(s) (COLA)
      a. On (Fill in COLA Dates): --------- the Base Rent shall be adjusted by the change, if any, from the Base Month specified below, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of Labor for (select one):

	-- CPI W (Urban Wage Earners and Clerical Workers) or
	-- CPI U (All Urban Consumers) for (Fill in Urban Area):

	All terms (1982 - 1984 = 100), herein referred to as "CPI".

	b. The monthly Rent payable in accordance with paragraph A.I.a. of this Addendum shall be calculated as follows: the Base Rent set for the in paragraph 1.5 of the attached Lease, shall be multiplied by a fraction the numerator of which shall be the CPI of the calendar month two months prior to the month(s) specified in paragraph A.I.a. above during which the adjustment is to take effect, and the denominator of which shall be the CPI of the calendar month which is tow months prior to (select on):

	__the first month of the term of this Lease as set forth in paragraph
	1.3 ("Base Month") or __ (Fill in Other "Base Month"): The sum so calculated shall constitute the new monthly rent hereunder, but in no event, shall any such new monthly rent be less than the rent payable for the month immediately preceding the rent adjustment.

	c. In the event the compilation and/or publication of the CPI shall be transferred to any other governmental department or bureau or agency or shall be discontinued, then the index most nearly the same as the CPI shall be used to make such calculation. In the event that the Parties cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said Association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitration shall be paid equally by the Parties.

II.     Market Rental Value Adjustment(s) (MRV)
	a. On (Fill in MRV Adjustment Date(s)) August 1, 2005 the Base Rent shall be adjusted to the "Market Rental Value" of the property as follows:

	1)Four months prior to each Market Rental Value Adjustment Date described above, the Parties shall attempt to agree upon what the new MRV will be on the adjustment date. If agreement cannot be reached, within thirty days, then:

	(a) Lessor and Lessee shall immediately appoint a mutually acceptable appraiser or broker to establish the new MRV within the next thirty days. Any associated costs will be split equally between the Parties, or

	(b) Both Lessor and Lessee shall each immediately make a reasonable determination of the MRV and submit such determination, in writing to arbitration in accordance with the following provisions:

		(i) Within fifteen days thereafter, Lessor and Lessee shall each select an appraiser or broker ("Consultant" - check one) of their choice to act as an arbitrators so appointed shall immediately select a third mutually acceptable Consultant to act as a third arbitrator.

		(ii) The three arbitrators shall within thirty days of the appointment of the third arbitrator reach a decision as to what the actual MRV for the Premises is, and whether Lessor's or Lessee's submitted MRV is the closest thereto. The decision of a majority of the arbitrators shall be binding on the Parties. The submitted MRV which is determined to be the closest to the actual MRV shall thereafter be used by the Parties.

		(iii) If either of the Parties to appoint an arbitrator with in the specified fifteen days, the arbitrator timely appointed by one of them shall reach a decision on his or her own, and said decision shall be binding on the Parties.

		(iv) The entire cost of such arbitration shall be paid by the party whose submitted MRV is not selected, ie. The one that is NOT the closest to the actual MRV.

	2) Notwithstanding the foregoing, the new MRV shall not be less than the rent payable for the month immediately preceding the rent adjustment.

	b.  Upon the establishment of each New Market Value:

	1) the new MRV will become the new "Base Rent" for the purpose of calculating any further Adjustments, and

	2) the first month of each Market Rental Value term shall become the new "Base Month" for the purpose of calculating any further Adjustments.

	3) the new MRV Rent shall be additionally increased two percent (2%) each year in the option period.

III.  Fixed Rental Adjustment(s) (FRA)

	The Base Rent shall be increased to the following amounts on the date set forth below:

	On (Fill in FRA Adjustment Date(s)):
	The New Base Rent Shall be:$

B. NOTICE.

Unless specified otherwise herein, notice of any rental adjustments, other than Fixed Rental Adjustments, shall be made as specified in paragraph 23 of the Lease.

C. BROKER'S FEE:

The Brokers specified in paragraph 1.10 of the lease shall be paid a Brokerage Fee for each adjustment above in accordance with paragraph 15 of the Lease. Lessor shall be solely responsible for brokerage fee in the event of an exercise/option.